UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2026

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13355 Noel Road
Dallas, Texas 75240	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 788-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of AECOM (the “Company”) held on March 3, 2026 (the “2026 Annual Meeting”), the stockholders considered each of the proposals in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 20, 2026. Voting results with respect to each proposal submitted at the 2026 Annual Meeting are set forth below.

Proposal 1: Stockholders elected the following nominees to the Company’s Board of Directors to serve until the Company’s 2027 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Bradley W. Buss	83,177,539	21,870,811	1,408,509	8,441,192
Derek J. Kerr	105,721,165	639,141	96,553	8,441,192
Kristy Pipes	104,414,093	1,911,158	131,608	8,441,192
Troy Rudd	100,847,549	5,510,561	98,749	8,441,192
Douglas W. Stotlar	99,168,160	7,191,515	97,184	8,441,192
Daniel R. Tishman	101,052,032	5,322,676	82,151	8,441,192
Sander van ’t Noordende	100,574,224	5,782,704	99,931	8,441,192
Janet C. Wolfenbarger	101,695,108	4,641,971	119,780	8,441,192

Proposal 2: Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026:

FOR	AGAINST	ABSTAIN
104,855,634	9,895,013	147,404

Proposal 3: Stockholders approved the Company’s executive compensation, on an advisory basis:

FOR	AGAINST	ABSTAIN	NON-VOTES
99,148,941	6,964,071	343,847	8,441,192

Item 8.01 Other Events.

On March 5, 2026, the Company announced that its Board of Directors has declared a quarterly cash dividend of $0.31 per share as part of the Company’s ongoing quarterly dividend program. The dividend is payable on April 17, 2026 to stockholders of record as of the close of business on April 1, 2026. The declaration and payment of future dividends are subject to the sole discretion of the Board of Directors.

The press release announcing the declaration of a cash dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated March 5, 2026 entitled “AECOM declares quarterly dividend”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: March 5, 2026	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer